UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021 (August 26, 2021)

VOLTA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39508	99-1550630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 De Haro Street
San Francisco, CA 94103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 583-3805

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	VLTA	New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	VLTA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 1, 2021, Volta Inc., a Delaware corporation (f/k/a Tortoise Acquisition Corp. II) (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Domestication, the Company filed a Certificate of Domestication and Certificate of Incorporation with the Secretary of State of the State of Delaware, and the Company’s Bylaws came into effect upon such filing. The material terms of the Company’s Certificate of Incorporation and Bylaws and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2—The Domestication Proposal” beginning on page 184 and “Proposal No. 3—The Organizational Documents Proposals” beginning on page 187, which are incorporated by reference herein.

The disclosures set forth under the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K are also incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of the Closing, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company including the Company’s chief executive officer, chief financial officer and chief accounting officer or controller and any other persons performing similar functions.

Item 9.01 Financial Statements and Exhibits.

(c)      List of Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of February 7, 2021, by and among TortoiseCorp, First Merger Sub, Second Merger Sub and Volta (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2021).
3.1	Certificate of Incorporation of Volta Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
3.2	Bylaws of Volta Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
4.1	Specimen Class A Common Stock Certificate of the Registrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
4.2	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
4.3	Amended and Restated Warrant Agreement, dated August 26, 2021, by and among Volta, Computershare Trust Company, N.A. and Computershare Inc. (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.2	Lock-Up Agreement, dated as of February 7, 2021, by and among the Company, Legacy Volta and Legacy Volta’s founders (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2021).
10.3	Sponsor Letter, dated as of February 7, 2021, by and among the Company, Legacy Volta, Tortoise Sponsor II LLC and certain holders of Legacy Volta’s founder shares named therein (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 8, 2021).
10.4	Amended and Restated Registration Rights Agreement, dated as of August 26, 2021, by and among Volta, Tortoise Sponsor II LLC and certain other parties (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.5	Lease by and between 155 De Haro Associates LLC and Legacy Volta, dated as of February 8, 2016, as amended on each of April 20, 2016, August [●], 2016 and August 29, 2018 (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.6†	New Volta 2021 Equity Incentive Plan and related forms of award agreements (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.7†	New Volta Founder Incentive Plan and related forms of award agreements (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.8†	New Volta Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.9†	Employment Agreement, dated December 18, 2018, by and between Scott Mercer and Legacy Volta (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.10†	Employment Agreement, dated December 18, 2018, by and between Chris Wendel and Legacy Volta (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
10.11†	Employment Agreement, dated August 11, 2020, by and between James DeGraw and Legacy Volta (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
16.1	Letter to the Securities and Exchange Commission from WithumSmith+Brown, PC, dated September 1, 2021 (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
99.1	Unaudited condensed consolidated financial statements of Volta Inc., for the six months ended June 30, 2021 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
99.2	Unaudited pro forma condensed consolidated combined financial information of Volta Inc., for the six months ended June 30, 2021 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 1, 2021).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volta Inc.

Date: September 1, 2021	By:	/s/ Scott Mercer
	Name:	Scott Mercer
	Title:	Chief Executive Officer

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